                                                                EXHIBIT 10(h)(2)


                                 AMENDMENT NO. 1

                                       To

                              EMPLOYMENT AGREEMENT



AMENDMENT NO. 1 dated as of October 1, 1999 to EMPLOYMENT AGREEMENT dated as of April 8, 1996 (the "Employment Agreement") between HUNT CORPORATION (formerly named Hunt Manufacturing Co.), a Pennsylvania corporation (the "Company"), and Donald L. Thompson (the "Executive").

                               WITNESSETH IT THAT:

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend certain provisions of the current Change in Control Agreements which it has entered into with Executive and other officers (Executive's Change in Control Agreement having been incorporated in his Employment Agreement rather than in a separate Change of Control Agreement); and

         WHEREAS, Executive is in agreement with the amendment of such provisions.

         THEREFORE, in consideration of the mutual agreements herein contained, and intending to be legally bound hereby, the Company and the Executive agree as follows:

         1. The Employment Agreement is hereby amended in the following respects:

              (a) the date set forth in Section 4.5(a)(i) is changed from December 31, 1999 to December 31, 2004;

              (b) the date set forth in Section 4.5(b)(ii) is changed from June 1, 1996 to October 1, 1999; and

              (c) the date set forth in Section 4.5(d)(v)(2) is changed from June 1, 1996 to October 1, 1999.

         2. Except as expressly amended in Section 1 of this Amendment, the Employment Agreement shall remain in full force and effect as originally executed.
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         IN WITNESS WHEREOF, the Executive has hereunto set his hand and pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, and attested to by its Secretary or Assistant Secretary, all as of the day and year first above written.

                                   EXECUTIVE



                                     /s/ Donald L. Thompson
                                   --------------------------------------------
                                   Donald L. Thompson


                                   HUNT CORPORATION



                                   By:   /s/ William E. Chandler
                                       ----------------------------

                                         Its   Senior Vice President, Finance
                                         --------------------------------------
                                                  (Principal Financial Officer)
                                         --------------------------------------

ATTEST:



    /s/ Dennis Pizzica
---------------------------------
Secretary or Assistant Secretary